                                                                 Exhibit 10.13.1

                                                                  EXECUTION COPY



                               AMENDMENT NO. 1 TO
                            AMENDED AND RESTATED LOAN
                        PURCHASE AND SERVICING AGREEMENT


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN PURCHASE AND SERVICING AGREEMENT, dated as of NOVEMBER 23, 1999 (this "Amendment"), is entered into by and among FNBNE FUNDING CORP., as the Seller, FIRST INTERNATIONAL BANK (f/k/a First National Bank of New England), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Purchaser, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as the Deal Agent, FIRST UNION NATIONAL BANK, as the Liquidity Agent, and HSBC BANK USA, as the Collateral Custodian and Backup Servicer. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Purchase and Servicing Agreement, dated as of September 24, 1999 (the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.        AMENDMENTS.

         (a) The definition of "Commitment Termination Date" set forth in
Section 1.1 of the Agreement is hereby amended and restated as follows:

                  "Commitment Termination Date: November 15, 2002 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the Terms of Section 2.1(b)."

         (b) Section 1.1 of the Agreement is hereby amended by adding the following defined term:

                  "Permitted Securitization Transaction: Any (a) financing transaction undertaken by the Seller or an Affiliate of the Seller that is secured, directly or indirectly, by the Assets or any portion thereof or any interest therein, and (b) any securitization, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer, to the extent approved in writing by the Deal Agent in its sole discretion."

         (c) The definition of "Purchase Limit" set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  "Purchase Limit: At any time $95,000,000, on or after the Termination Date, the "Purchase Limit" shall mean the aggregate outstanding Capital."

         (d) Section 1.1 of the Agreement is hereby amended by adding the following defined term:

                  "Servicer's Put Option Date Certificate: A certificate delivered by the Servicer pursuant to Section 2.17(a) in the form of Exhibit M hereto."

         (e) Article II of the Agreement is hereby amended to add the following new Section 2.17:

                  "SECTION 2.17     PUT OPTION.

                  (a) The Seller hereby grants to the Deal Agent, on behalf of the Purchasers, the option (the "Put Option") to require the Seller to prepay all or a portion of the aggregate Capital in connection with the sale and assignment to the Seller by the Deal Agent, on behalf of the Purchasers, of the Assets, subject to the following terms and conditions:

                           (i) The Deal Agent, on behalf of the Purchasers,
                  shall have given the Seller at least fifteen (15) days prior written notice of its intention to exercise its Put Option. Such notice shall specify the portion of the aggregate Capital for which the Put Option is being exercised and shall set for closing a date (the "Put Option Purchase Date"), which is not less than fifteen (15) nor more than ninety (90) days after the date such notice is sent. The Deal Agent, on behalf of the Purchasers, may rescind such notice, without liability of any kind, at any time prior to the Put Option Purchase Date by giving written notice thereof to the Seller;

                           (ii) Any Put Option shall be exercised solely in
                  connection with a Permitted Securitization Transaction;

                           (iii) No portion of the proceeds used by the Seller
                  to prepay Capital on a Put Option Purchase Date shall be realized from the Seller's sale or assignment of Assets back to the Originator on such date;

                           (iv) Unless a Put Option Purchase Date is a Payment
                  Date (in which case the relevant calculations with respect to such Put Option shall be reflected on the applicable Monthly Report), the Servicer shall deliver to the Deal Agent a
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                  Servicer's Put Option Purchase Date Certificate, together with evidence to the reasonable satisfaction of the Deal Agent (which evidence may consist solely of the Servicer's Put
                  Option Purchase Date Certificate) that the Seller shall have sufficient funds on the related Put Option Purchase Date to effect the contemplated Put Option in accordance with this Agreement. In effecting a Put Option, the Seller may use the proceeds of sales of the Assets (which sales must be made in arm's-length transactions to Persons other than the Originator);

                           (v) After giving effect to the prepayment of Capital
                  pursuant to the exercise of the Put Option and the assignment to the Seller of the Assets on any Put Option Purchase Date,
                  (x) the remaining aggregate Capital shall be less than or equal to the lesser of the Capital Limit and the Purchase Limit, (y) the representations and warranties contained in
                  Section 4.1 and Section 4.2 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, and (z) neither an Early Amortization Event nor an event that, with the giving of notice of the lapse of time, or both, would become an Early Amortization Event, shall have resulted.

                           (vi) On the related Put Option Purchase Date, the
                  Deal Agent shall have received, for the benefit of the Purchasers and the Hedge Counterparties, as applicable, in immediately available funds, an amount equal to the sum of (i) the portion of the aggregate Capital to be prepaid plus (ii) an amount equal to all unpaid Yield to the extent reasonably determined by the Deal Agent to be attributable to that portion of the aggregate Capital to be paid in connection with the Put Option plus (iii) an aggregate amount equal to the sum of all other amounts due and owing to the Deal Agent, the Purchasers and the Hedge Counterparties, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date and to accrue thereafter (including, without limitation, Breakage Costs and Hedge Breakage Costs).

                           (vii) On or prior to each Put Option Purchase Date,
                  the Deal Agent shall designate the Assets to be sold and assigned to the Seller.

                  (b) In connection with any Put Option that does not constitute a prepayment in full of the outstanding aggregate Capital, then, following receipt by the Deal Agent of the amounts referred to in clause (v) above, there shall be sold and assigned to the Seller all of the right, title and interest of the Deal Agent in, to and under the portion of the Assets so retransferred and such portion of the Assets so retransferred shall be released from the Lien of this Agreement (subject to the requirements of clause (iv) above).

                  (c) The Seller hereby agrees to pay the reasonable legal fees and expenses of the Deal Agent, the Purchasers and the Hedge Counterparties in connection with any Put Option (including, but not limited to, expenses incurred in connection with the release of the Lien of the Deal Agent, the Purchasers, the Hedge

                  Counterparties and any other party having such an interest in the Assets in connection with such Put Option).

                  (d) In connection with any Put Option, on the related Put Option Purchase Date, the Deal Agent, on behalf of the Purchasers and the Hedge Counterparties, shall, at the expense of the Seller (i) execute such instruments of release with respect to the portion of the Assets to be retransferred to the Seller, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, (ii) deliver any portion of the Assets to be retransferred to the Seller in its possession to the Seller and (iii) otherwise take such actions, and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Deal Agent on the portion of the Assets to be retransferred to the Seller and release and deliver to the Seller such portion of the Assets to be retransferred to the Seller."

                  (e) Notwithstanding any other provision of this Section 2.17, the closing of the Put Option may only occur if the Seller obtains the Capital for which the Put Option is being exercised by transferring the applicable Assets in a Permitted Securitization Transaction.

         (g) The amount of the "Commitment" for the Required Investors set forth on the signature pages of the Agreement is hereby amended and restated to be "$95,000,000."

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3. REPRESENTATIONS. Each of the Seller and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Requirements of Law applicable to it;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;
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                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi)     it is not in default under the Agreement; and

                  (vii) there is no Early Amortization Event, Servicer Termination Event or event that, with the giving of notice or the lapse of time, or both, would become an Early Amortization Event or Servicer Termination Event.

         SECTION 4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent: (i) delivery to the Deal Agent of a copy of the Amendment, duly executed by each of the parties hereto; (ii) delivery to the Deal Agent (in a form acceptable to it) of a due authorization, execution, and enforceability opinion with respect to this Amendment; and (iii) such other documents, agreements, certificates or legal opinions as the Deal Agent, may reasonably require.

         SECTION 5. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Purchase Limit, and therefore is a Required Investor pursuant to the Agreement.

         (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
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         (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.







                  [Remainder of Page Intentionally Left Blank]
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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                   FNBNE FUNDING CORP.



                              By:      /s/ Ted Horan
                                       --------------------------
                              Name:    Ted Horan
                                       --------------------------
                              Title:   Vice President
                                       --------------------------


THE SERVICER:                 FIRST INTERNATIONAL BANK
                              (f/k/a First National Bank of England)



                              By:      /s/Ted Horan
                                       --------------------------
                              Name:    Ted Horan
                                       --------------------------
                              Title:   Senior Vice President
                                       --------------------------


THE REQUIRED INVESTORS:       FIRST UNION NATIONAL BANK



                              By:      /s/Bill A. Shirley
                                       --------------------------
                              Name:    Bill A. Shirley
                                       --------------------------
                              Title:   Senior Vice President
                                       --------------------------

                              Commitment:  $95,000,000

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina  28288
                              Attention:  Capital Markets Credit Administration
                              Facsimile:  (704) 374-3254
                              Telephone:  (704) 374-4001






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
VFCC:                       VARIABLE FUNDING CAPITAL CORPORATION

                            By First Union Securities, Inc. (successor-in-interest to First Union Capital Markets Corp.)


                            By:      /s/Paul S. Zajac
                                     --------------------------
                            Name:    Paul S. Zajac
                                     --------------------------
                            Title:   Vice President
                                     --------------------------

                            First Union Securities, Inc.
                            One First Union Center, TW-9
                            Charlotte, North Carolina  28288
                            Attention:  Conduit Administration
                            Facsimile:  (704) 383-6036
                            Telephone:  (704) 383-9343

With a copy to:             Lord Securities Corp.
                            2 Wall Street, 19th Floor
                            New York, New York 10005
                            Attention: Vice President
                            Facsimile:  (212) 346-9012
                            Confirmation No.: (212) 346-9008

THE DEAL AGENT:             FIRST UNION SECURITIES, INC.
                            (successor-in-interest First Union Capital Markets
                            Corp.)


                            By:      /s/James L. Sigman
                                     --------------------------
                            Name:    James L. Sigman
                                     --------------------------
                            Title:   Director
                                     --------------------------

                            First Union Securities, Inc.
                            One First Union Center, TW-9
                            Charlotte, North Carolina  28288
                            Attention:  Conduit Administration
                            Facsimile:  (704) 383-6036
                            Telephone:  (704) 383-9343






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
THE HEDGE COUNTERPARTY:        FIRST UNION NATIONAL BANK



                               By:      /s/ Bill A. Shirley
                                     --------------------------
                               Name:    Bill A. Shirley
                                     --------------------------
                               Title:   Senior Vice President
                                     --------------------------

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Capital Markets Credit Administration
                               Facsimile:  (704) 374-3254
                               Telephone:  (704) 374-4001


THE LIQUIDITY AGENT:           FIRST UNION NATIONAL BANK



                               By:      /s/Bill A. Shirley
                                     --------------------------
                               Name:    Bill A. Shirley
                                     --------------------------
                               Title:   Senior Vice President
                                     --------------------------

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina  28288
                               Attention:  Capital Markets Credit Administration
                               Facsimile:  (704) 374-3254
                               Telephone:  (704) 374-4001





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
THE COLLATERAL CUSTODIAN:      HSBC BANK USA


                               By:      /s/Susan Barstock
                                     --------------------------
                               Name:    Susan Barstock
                                     --------------------------
                               Title:   Assistant Vice President
                                     --------------------------

                               HSBC Bank USA
                               140 Broadway
                               Corporate Trust Department, 12th Floor
                               New York, New York  10005
                               Attention:  Susan Barstock
                               Facsimile:  (212) 658-6425

THE BACKUP SERVICER:           HSBC BANK USA


                               By:      /s/Susan Barstock
                                     --------------------------
                               Name:    Susan Barstock
                                     --------------------------
                               Title:   Assistant Vice President
                                     --------------------------

                               HSBC Bank USA
                               140 Broadway
                               Corporate Trust Department, 12th Floor
                               New York, New York  10005
                               Attention:  Susan Barstock
                               Facsimile:  (212) 658-6425







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